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                                                                     Exhibit (p)

                               POWER OF ATTORNEY

     The undersigned, being Officers and Trustees of the Van Kampen Equity Trust II, on behalf of its series, Van Kampen Technology Fund, a Delaware business trust, do hereby, in the capacities shown below, appoint Dennis J. McDonnell and A. Thomas Smith III, each of Oakbrook Terrace, Illinois, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  May 26, 1999

Signature                                    Title
---------                                    -----

/s/ John L. Sullivan                    Vice President, Chief Financial Officer
------------------------------          and Treasurer
    John L. Sullivan

/s/ J. Miles Branagan                   Trustee
------------------------------
    J. Miles Branagan

/s/ Jerry D. Choate                     Trustee
------------------------------
    Jerry D. Choate

/s/ Linda Hutton Heagy                  Trustee
-----------------------------
    Linda Hutton Heagy

/s/ R. Craig Kennedy                    Trustee
-----------------------------
    R. Craig Kennedy

/s/ Mitchell M. Merin                   Trustee
-----------------------------
    Mitchell M. Merin

/s/ Jack E. Nelson                      Trustee
-----------------------------
    Jack E. Nelson

/s/ Richard F. Powers, III              Trustee and President
-----------------------------
    Richard F. Powers, III

/s/ Phillip B. Rooney                   Trustee
-----------------------------
    Phillip B. Rooney

/s/ Fernando Sisto                      Trustee
-----------------------------
    Fernando Sisto, Sc. D.

/s/ Wayne W. Whalen                     Trustee
-----------------------------
    Wayne W. Whalen

/s/ Suzanne H. Woolsey                  Trustee
-----------------------------
    Suzanne H. Woolsey

/s/ Paul G. Yovovich                    Trustee
-----------------------------
    Paul G. Yovovich